As filed with the Securities and Exchange Commission on February 15, 2023

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Elys Game Technology, Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-0823179
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

130 Adelaide Street, West, Suite 701

Toronto, Ontario, Canada M5H 2K4

+39-391-306-4134

(Address, including ZIP code, and telephone number, including area code, of registrant's principal executive office)

NEWGIOCO GROUP, INC. 2018 EQUITY INCENTIVE PLAN

(Full title of the Plan)

Michele Ciavarella

Executive Chairman and Interim Chief Executive Officer

Ely’s Game Technology, Corp.

130 Adelaide Street, West, Suite 701

Toronto, Ontario, Canada M5H 2K4

+39-391-306-4134

(Name, address and telephone number of agent for service)

With copies to:

Leslie Marlow, Esq.

Patrick J. Egan, Esq.

Hank Gracin, Esq

Blank Rome LLP
1271 Avenue of the Americas
New York, New York 10020
Telephone: (212) 985-5358
(Name, address and telephone number)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☑	Smaller reporting company ☑
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

Elys Game Technology, Corp. (formerly known as Newgioco Group, Inc.) (the “Registrant” or the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Registration Statement on Form S-8 (Registration No. 333-232531) on July 3, 2019 (the “2019 Registration Statement”) pursuant to and in accordance with the requirements of Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 1,150,000 (as adjusted for the Registrant’s 1-for-8 reverse stock split that was effected on December 12, 2019) shares of common stock, par value $0.0001 per share (the “Common Stock”), to be offered and sold under the Registrant’s 2018 Equity Incentive Plan, as it may be amended (hereinafter referred to as the “Plan”).  Pursuant to General Instruction E to Form S-8, the contents of the 2019 Registration Statement are incorporated into this Registration Statement by reference.

The Registrant also filed with the Commission a Registration Statement on Form S-8 on January 20, 2021 (the “2021 Registration Statement”) to register an additional 1,850,000 shares of Common Stock that were added to the Plan by a vote of the Registrant’s stockholders at the Registrant’s 2020 Annual Meeting of Stockholders that was held on November 20, 2020, whereby the stockholders approved Amendment No. 1 to the Plan.  Amendment No. 1 to the Plan increased the number of shares of Common Stock with respect to which awards may be granted under the Plan to an aggregate of 3,000,000 shares of Common Stock. Pursuant to General Instruction E to Form S-8, the contents of the 2021 Registration Statement are incorporated into this Registration Statement by reference.

The Registrant is filing this Registration Statement on Form S-8 (the “Registration Statement”) to register an additional aggregate of 13,000,000 shares of Common Stock, which consists of: (i) 4,000,000 shares of Common Stock that were added to the Plan by a vote of the Registrant’s stockholders at the Registrant’s 2021 Annual Meeting of Stockholders that was held on December 8, 2021, whereby the stockholders approved Amendment No. 2 to the Plan, and (ii) 9,000,000 shares of Common Stock that were added to the Plan by a vote of the Registrant’s stockholders at the Registrant’s 2022 Annual Meeting of Stockholders that was held on December 30, 2022, whereby the stockholders approved Amendment No. 3 to the Plan.  Amendment No. 2 to the Plan and Amendment No. 3 to the Plan increased the number of shares of Common Stock with respect to which awards may be granted under the Plan to an aggregate of 16,000,000 shares of Common Stock.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information*

Item 2. Registrant Information and Employee Plan Annual Information*

*The information specified in Item 1 and Item 2 of Part I of this Registration Statement on Form S-8 is omitted from this filing in accordance with the provisions of Rule 428 under the Securities Act of 1933, as amended (the “Securities Act”), and the introductory note to Part I of Form S-8. The documents containing the information specified in Part I will be delivered to the participants in the Plan as required by Rule 428. Such documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

The Securities and Exchange Commission (the “SEC”) allows us to “incorporate by reference” the information we file with it which means that we can disclose important information to you by referring you to those documents instead of having to repeat the information in this prospectus. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), between the date of this prospectus and the termination of the offering:

•	The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 15, 2022 (File No. 001-39170);
•	The Registrant’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 (File No. 001-39170) filed with the SEC on May 16, 2022, August 15, 2022 and November 14, 2022;
•	The Registrant’s Current Reports on Form 8-K filed with the SEC on January 5, 2022, January 26, 2022, March 28, 2022 (other than as indicated therein), April 6, 2022 (other than as indicated therein), June 15, 2022 (other than as indicated therein), July 25, 2022, October 4, 2022, November 28, 2022, January 5, 2023, January 25, 2023, February 2, 2023, February 3, 2023, February 6, 2023; and
•	The Registrant’s Current Report on Form 8-K/A filed with the SEC on February 7, 2023; and
•	The description of the Registrant’s common stock set forth in its registration statement on Form 8-A12B, filed with the SEC on December 23, 2019 (File No. 001-39170), as updated by the description of our common stock filed as Exhibit 4.12 to our Annual Report on Form 10-K for the year ended December 31, 2021, including any amendments or reports filed for the purpose of updating such description.

All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the respective date of filing of each of those reports or documents until the filing of a post-effective amendment to this Registration Statement which indicates either that all securities offered by this Registration Statement have been sold or which deregisters all of the securities under this Registration Statement then remaining unsold.

Any statement contained in this Registration Statement or in a document incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Registration Statement modifies or supersedes that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5. Interests of Named Experts and Counsel

Not applicable.

Item 8. Exhibits

Exhibit No.	Description of Document
3.1	Amended and Restated Certificate of Incorporation dated September 18, 2018 (1)
3.2	Bylaws (2)
3.3	Certificate of Amendment of Certificate of Incorporation dated November 2, 2020 (3)
3.4	Certificate of Correction of Certificate of Incorporation dated November 6, 2020 (3)
3.5	Amendment to Bylaws dated November 21, 2022 (4)
4.1	Newgioco Group, Inc. 2018 Equity Incentive Plan (5)
4.2	Form of Stock Option Grant Notice, Stock Option Agreement and Notice of Option Exercise (6)
4.3	Form of RSU Grant Notice and RSU Award Agreement (6)
4.4	Form of Restricted Stock Award Stock Notice and Restricted Stock Agreement (6)
4.5	Amendment No. 1 to the Newgioco Group, Inc. 2018 Equity Incentive Plan (7)
4.6	Amendment No. 2 to the Newgioco Group, Inc. 2018 Equity Incentive Plan (8)
4.7	Amendment No. 3 to the Elys Game Technology, Corp. 2018 Equity Incentive Plan (9)
5.1	Opinion of Blank Rome LLP regarding Legality of Shares (10)
23.1	Consent of BDO AG, Independent Registered Public Accounting Firm (10)
23.2	Consent of Blank Rome LLP (contained in Exhibit 5.1) (10)
24.1	Power of Attorney (included as part of the signature page to this Registration Statement and incorporated herein by reference) (10)
107	Calculation of Filing Fee Table(10)

———————

(1)	Incorporated by reference to the Registrant’s Form 8-K, File No. 001-39170, filed with the Securities and Exchange Commission on October 3, 2018.
(2)	Incorporated by reference to the Registrant’s Form 8-K, File No. 001-39170, filed with the Securities and Exchange Commission on October 22, 2002.
(3)	Incorporated by reference to the Registrant’s Form 8-K, File No. 001-39170, filed with the Securities and Exchange Commission on November 6, 2020.
(4)	Incorporated by reference to the Registrant’s Form 8-K, File No. 001-39170, filed with the Securities and Exchange Commission on November 28, 2002.
(5)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 22, 2018.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 3, 2019.
(7)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 19, 2020.
(8)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 29, 2021.
(9)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 5, 2022.
(10)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Toronto, Ontario, Canada, on the 15th day of February, 2023.

ELYS GAME TECHNOLOGY, CORP.

By:	/s/ Michele Ciavarella
Name:	Michele Ciavarella
Title:	Executive Chairman of the Board of Directors, Interim Chief Executive Officer and President

POWER OF ATTORNEY AND SIGNATURES

Each of the undersigned, whose signature appears below, hereby constitutes and appoints Michele Ciavarella as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, whether pre-effective or post-effective, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments hereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michele Ciavarella	Executive Chairman of the Board of Directors, Interim Chief Executive Officer and President (Principal Executive Officer)	February 15, 2023
Michele Ciavarella

/s/ Carlo Reali Carlo Reali	Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	February 15, 2023

/s/ Andrea Mandel-Mantello	Director	February 15, 2023
Andrea Mandel-Mantello

/s/ Paul Sallwasser	Director	February 15, 2023
Paul Sallwasser

/s/ Steven A. Shallcross	Director	February 15, 2023
Steven A. Shallcross

EXHIBIT INDEX

Exhibit No.	Description of Document
3.1	Amended and Restated Certificate of Incorporation dated September 18, 2018 (1)
3.2	Bylaws (2)
3.3	Certificate of Amendment of Certificate of Incorporation dated November 2, 2020 (3)
3.4	Certificate of Correction of Certificate of Incorporation dated November 6, 2020 (3)
3.5	Amendment to Bylaws dated November 21, 2022 (4)
4.1	Newgioco Group, Inc. 2018 Equity Incentive Plan (5)
4.2	Form of Stock Option Grant Notice, Stock Option Agreement and Notice of Option Exercise (6)
4.3	Form of RSU Grant Notice and RSU Award Agreement (6)
4.4	Form of Restricted Stock Award Stock Notice and Restricted Stock Agreement (6)
4.5	Amendment No. 1 to the Newgioco Group, Inc. 2018 Equity Incentive Plan (7)
4.6	Amendment No. 2 to the Newgioco Group, Inc. 2018 Equity Incentive Plan (8)
4.7	Amendment No. 3 to the Elys Game Technology, Corp. 2018 Equity Incentive Plan (9)
5.1	Opinion of Blank Rome LLP regarding Legality of Shares (10)
23.1	Consent of BDO AG, Independent Registered Public Accounting Firm (10)
23.2	Consent of Blank Rome LLP (contained in Exhibit 5.1) (10)
24.1	Power of Attorney (included as part of the signature page to this Registration Statement and incorporated herein by reference) (10)
107	Calculation of Filing Fee Table(10)

———————

(1)	Incorporated by reference to the Registrant’s Form 8-K, File No. 001-39170, filed with the Securities and Exchange Commission on October 3, 2018.
(2)	Incorporated by reference to the Registrant’s Form 8-K, File No. 001-39170, filed with the Securities and Exchange Commission on October 22, 2002.
(3)	Incorporated by reference to the Registrant’s Form 8-K, File No. 001-39170, filed with the Securities and Exchange Commission on November 6, 2020.
(4)	Incorporated by reference to the Registrant’s Form 8-K, File No. 001-39170, filed with the Securities and Exchange Commission on November 28, 2002.
(5)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 22, 2018.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 3, 2019.
(7)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 19, 2020.
(8)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 29, 2021.
(9)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 5, 2022.
(10)	Filed herewith.